UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 12, 2005


                                  BIOFIELD INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                      000-27848                   13-3703450
----------------           ------------------------      ---------------------
(Jurisdiction of           (Commission File Number)        (I.R.S. Employer
  Incorporation)                                         Identification Number)


   1025 Nine North Drive, Alpharetta, Georgia                    30004
   ------------------------------------------                  ---------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (770) 740-8180


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Biofield Inc. (the "Company") has filed on April 12, 2005 with Secretary of State of the State of Delaware the Certificate of Amendment to Articles of Incorporation described in its Definitive Information Statement filed on March 17, 2005. The Certificate of Amendment increases the number of the Company's authorized shares of common stock from 40,000,000 shares to 60,000,000 shares. The Certificate of Amendment was approved by the Company's Board of Directors and by written consent of a majority of the Company's stockholders.


Item 9.01. Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits: Certificate of Amendment to Articles of Incorporation


Exhibit No.      Description
------------     -----------------------------------------------------
   3.1           Certificate of Amendment to Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BIOFIELD INC.

April 12, 2005                         By: /s/ JOHN D. STEPHENS
                                           -------------------------------------
                                           John D. Stephens
                                           Senior Vice President and
                                           Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
------------     -----------------------------------------------------
   3.1           Certificate of Amendment to Articles of Incorporation